                             MFS NEW DISCOVERY FUND
                   500 Boylston Street, Boston, Massachusetts 02116



                         Notice of Special Meeting of Shareholders
                               To be held October 30, 1997


A Special Meeting of Shareholders of MFS New Discovery Fund (the "Fund") will be held at 500 Boylston Street, Boston, Massachusetts, on Thursday, October 30, 1997 at 9:30 a.m. for the following purposes:

ITEM 1.       To  approve  a  new  Investment   Advisory  Agreement  between
              Massachusetts Financial Services Company ("MFS") and the Fund, pursuant to which the investment management fee paid by the Fund to MFS would be increased from 0.75% per annum to 0.90% per annum.

ITEM 2. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

               Your Trustees recommend that you vote in favor of Item 1.

Only shareholders of record as of October 15, 1997 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.




                                                   STEPHEN E. CAVAN, SECRETARY


October 20, 1997






YOUR VOTE IS IMPORTANT. We would appreciate your promptly voting, signing, dating and returning the enclosed proxy, which will help save the necessary and additional expense of a second solicitation. The enclosed self-addressed envelope requires no postage and is provided for your convenience.

                                   PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the "Board of Trustees") of MFS Series Trust I (the "Trust") on behalf of MFS New Discovery Fund (the "Fund"), a series of the Trust, to be used at a Special Meeting of Shareholders to be held at 500 Boylston Street, Boston, Massachusetts on October 30, 1997, at 9:30 a.m., and at any adjournments thereof, for the purposes set forth in the accompanying Notice (collectively the "Special Meeting").

This Proxy Statement, the Notice of Special Meeting of Shareholders and the proxy card are being mailed to shareholders on or about October 20, 1997. All properly executed proxies received in time for the Special Meeting will be voted as specified on the proxy or, if no specification is made, in favor of the proposal referred to in the Proxy Statement. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Trust at its principal executive office of the Fund, 500 Boylston Street, Boston, Massachusetts 02116) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.

Shareholders of record at the close of business as of October 15, 1997 (the "Record Date") will be entitled to one vote for each share held. There were 160,090.04 shares of the Fund outstanding on the Record Date.

The Fund commenced investment operations in January, 1997 and completed its first fiscal year of operation on August 31, 1997. Accordingly, the Fund's
Annual Report is not available at this time. For a free copy of the Fund's Semi-Annual Report dated February 28, 1997, write or call MFS Service Center, Inc., 500 Boylston Street, Boston, Massachusetts 02116 or (800) 225-2606.

ITEM 1 TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN MASSACHUSETTS FINANCIAL SERVICES COMPANY AND THE FUND

BACKGROUND

The Fund has retained Massachusetts Financial Services Company, a Delaware corporation ("MFS" or the "Adviser"), to provide it with investment management services pursuant to an Investment Advisory Agreement dated January 2, 1997 (the "Current Agreement").

Pursuant to the Current Agreement, MFS provides the Fund with overall investment management services, as well as general office facilities. Subject to such polices as the Board of Trustees may determine, MFS makes investment decisions for the Fund. For its services and facilities, MFS receives an annual management fee under the Current Agreement, computed and paid monthly, in an amount equal to 0.75% of the average daily net assets of the Fund on an annualized basis.

At the Special Meeting, shareholders of the Fund will be asked to approve a new Investment Advisory Agreement (the "New Agreement"), pursuant to which the investment management fee paid by the Fund to MFS would be increased from 0.75% to 0.90% of the Fund's average daily net assets on an annualized basis. This fee increase is the only material difference between the Current Agreement and the New Agreement. A description of the New Agreement and the services provided by MFS thereunder is set forth below.

In approving the New Agreement and recommending its approval by shareholders, the Trustees considered the best interests of the shareholders of the Fund, and took into account all such factors as they deemed relevant. See "Review Process of the Board of Trustees" below.

The Board of Trustees unanimously recommends that shareholders of the Fund approve the New Agreement.

The Current Agreement was most recently approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (collectively, the "Independent Trustees"), on December 11, 1996, and by MFS, as sole shareholder of the Fund, on January 2, 1997. On January 2, 1997, MFS was retained by the Fund to serve as its investment adviser under the Current Agreement. The New Agreement was approved by the Board of Trustees, including a majority of the Independent Trustees, on October 8, 1997, subject to shareholder approval.

EFFECT OF AN INCREASE IN THE MANAGEMENT FEE

The effect of the proposed increase in the Fund's management fee from 0.75% to 0.90% per annum is illustrated below. For the fiscal period ended August 31, 1997 (the Fund commenced investment operations on January 2, 1997), this information illustrates the amount the Fund paid to MFS under the present fee of 0.75% per annum, and the amount the Fund would have paid to MFS had the proposed fee of 0.90% per annum been in effect for the entire period. MFS waived its right to receive investment management fees from the Fund during this period; therefore, the Fund did not, in fact, incur any management fees for this period.

                        Period ended August 31, 1997
           (commencement of investment operations on January 2, 1997)

                       % of Average
                     Daily Net Assets        Amount of Fee          % Change

Management Fee
     Present Fee          0.75%               $  8,539
     Proposed Fee         0.90%                 10,247
     Difference           0.15%               $  1,708                20.0%

In addition to its provision of investment management services to the Fund, MFS provides administrative services to the Fund for which it received an administrative services fee from the Fund of $132 (equivalent on an annualized basis to 0.015% of the Fund's average daily net assets) for the period commencing March 1, 1997 (when the fee was first imposed) through August 31, 1997. MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, provides shareholder agency services to the Fund. The Fund pays MFS 0.13% of it's average daily net assets for these services; however for the period from the commencement of investment operations on January 2, 1997 through August 31, 1997, MFSC did not impose this fee.

Shown below is a chart of the expenses and fees the Fund incurred during its fiscal period ended August 31, 1997. Due to the fee waivers and expense limitations in place for the Fund, these expenses and fees are the same as the expenses and fees the Fund would have incurred if the proposed increased management fee had been in effect for this period (for information as to what these fees and expenses would have been absent these fee waivers and expense limitations, see Footnotes 2 and 5 to the Expense Summary table below).

EXPENSE SUMMARY

Shareholder Transaction Expenses:                              Class A            Class B       Class C       Class I
         Maximum Initial Sales Charge Imposed
              on Purchases of Fund Shares (as a
              percentage of offering price)                    4.75%              0.00%         0.00%          0.00%
         Maximum Contingent Deferred Sales
              Charge (as a percentage of
              original purchase price or redemption
              proceeds, as applicable)                      See Below(1)          4.00%         1.00%          None

Annual Operating Expenses (as a percentage of average daily net assets):

                                                                Class A           Class B       Class C       Class I
         Management Fees (after fee
              reduction) (2)                                   0.00%              0.00%         0.00%          0.00%
         Rule 12b-1 Fees (after fee
              reduction)                                       0.00%(3)           1.00%(4)      1.00%(4)       None
         Other Expenses (after fee
              reduction)(5)(6)                                 1.50%              1.50%         1.50%          1.50%
         Total Operating Expenses
              (after fee reduction)(5)                         1.50%              2.50%         2.50%          1.50%

------------------------------------
(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases.

(2) The Adviser is currently waiving its right to receive management fees. Absent this waiver, "Management Fees" would be 0.75% per annum under the Current Agreement and 0.90% per annum under the New Agreement. The 0.90% per annum management fee will be imposed commencing November 1, 1997, assuming that shareholders approve the New Agreement.

(3) The Fund has adopted a Distribution Plan for its Class A shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.50% per annum of the average daily net assets attributable to Class A shares. Distribution and service fees under the Class A Distribution Plan are currently being waived; however, a distribution/service fee of 0.35% per annum will be imposed commencing November 1, 1997. Distribution expenses paid under the Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.
(4) The Fund has adopted a Distribution Plan for Class B shares and Class C shares in accordance with Rule 12b-1 under the 1940 Act, which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to Class B shares under the Class B Distribution Plan and Class C shares, respectively under the Class C Distribution Plan. Distribution expenses paid under the Distribution Plans, with respect to Class B or Class C shares, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.
(5) "Other Expenses" are based on estimates of payments to be made during the Fund's current fiscal year. The Adviser is bearing certain expenses of the Fund, subject to reimbursement by the Fund, such that "Other Expenses" do not exceed 1.50% per annum of the Fund's average daily net assets during the current fiscal year and each fiscal year through August 31, 2006. This arrangement may be terminated by the Adviser at any time. Otherwise, "Other Expenses" for Class A, Class B, Class C and Class I shares would be 1.73% per annum. Absent any fee waivers and reductions, "Total Operating Expenses" for Class A, Class B, Class C and Class I shares would be 2.98%, 3.48%, 3.48% and 2.48%, respectively, under the Current Agreement, and 3.13%, 3.63%, 3.63 and 2.63%, respectively, under the New Agreement.
 (6) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                                  EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and, unless otherwise noted, (b) redemption at the end of each of the time periods indicated:

                             Class A              Class B              Class C             Class I
                                                           (1)                   (1)
1 year                         $62            $65        $25        $35       $25            $15
3 years                        $93            $108       $78        $78       $78            $47

----------------------------
 (1)     Assumes no redemption.

Because of the expense waivers and limitations described above, the dollar amount of expenses would be the same for the Fund's fiscal period ending August 31, 1997 had the proposed management fee been in effect.

The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of each Fund will bear directly or indirectly.

The "Example" set forth above should not be considered a representation of past or future expenses of a Fund; actual expenses may be greater or less than those shown.

FEES OF SIMILAR MFS FUNDS

MFS also acts as the investment adviser to several registered investment companies having similar investment objectives to those of the Fund.

The table in Appendix A sets forth the name of each investment company managed by MFS having similar investment objectives to the Fund that primarily invest in equity securities of domestic companies, the annual rate of compensation (i.e., the fee MFS is paid for its services as investment adviser to such funds) and the net assets of such Fund as of August 31, 1997. While these funds have similar investment objectives to the Fund, none of these funds follow the Fund's policy of seeking to maintain a weighted median capitalization of $2 billion or less. MFS provides administrative services to these funds under the terms of an administrative services agreement providing for a maximum fee equal to 0.015% per annum.

INVESTMENT ADVISER

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $64.0 billion on behalf of over 2.6 million investor accounts as of August 31, 1997. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") which in turn is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, John D. McNeil, Donald A. Stewart and Arnold D. Scott. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice

President of MFS. Messrs. McNeil and Stewart are the Chairman and the President, respectively, of Sun Life. The address of Messrs. Brodkin, Scott and Shames is 500 Boylston Street, Boston, Massachusetts 02116. The address of Messrs. McNeil and Stewart is 150 King Street West, Toronto, Canada M5H 1J9. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.

James R. Bordewick, Jr., Stephen E. Cavan, W. Thomas London, James O. Yost, Ellen M. Moynihan and Mark E. Bradley, all of whom are officers of MFS, are also officers of the Trust.

MFS also serves as investment adviser to over 100 other funds, including the MFS Family of Funds (the "MFS Funds"), MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Union Standard Trust, MFS Variable Insurance Trust, MFS/Sun Life
Series Trust, and seven variable accounts, each of which is a registered investment company established by Sun Life of Canada (U.S.) in connection with the sales of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., also provide investment advice to substantial private clients.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to MFS for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund.

The Board (together with the Boards of the other MFS Funds) have directed MFS to allocate a total of $39,100 of commission business from the Fund and the MFS Funds to the Pershing Division of Donaldson, Lufkin and Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Board in reviewing the relationship between the Fund and MFS).

The address of MFS and MFS Fund Distributors, Inc. ("MFD"), the Fund's principal underwriter, is 500 Boylston Street, Boston, Massachusetts 02116.

REVIEW PROCESS OF THE BOARD OF TRUSTEES

At the request of MFS, the Board of Trustees discussed approval of the New Agreement at a meeting held on October 8, 1997. In evaluating the Agreement, the Board of Trustees reviewed materials furnished by MFS.

In approving the proposed increase in management fees (as reflected in the New Agreement) and in unanimously recommending this higher fee for approval by shareholders, the Trustees considered the best interests of the shareholders of the Fund and took into account all such factors as they deemed relevant. The principal factors considered by the Trustees were the expenses incurred by MFS in managing a portfolio of securities issued by small capitalization companies and the fact that the proposed management fee is competitive with fees charged by other advisers for the management of similar small capitalization portfolios. The Trustees gave equal weight to each of these factors.

The Fund seeks to maintain weighted median capitalization of $2 billion or less, and consequently will invest primarily in companies with small market capitalization relative to companies included in the Standard & Poor's 500 Stock Index. MFS' investment style is to choose portfolio investments through intensive analytical research, rather than through quantitative analysis or other methods. MFS retains a group of investment research analysts who closely follow the companies in which the funds advised by MFS invest. In considering whether to approve the proposed management fee increase for the Fund, the Trustees took into account the fact that MFS has devoted, and will continue to devote, substantial resources to its research efforts with respect to small capitalization companies, and that these efforts result in increased expenses to MFS in providing these services to the Fund.

In addition, the Trustees took into account a comparison of the proposed contractual management fee with fees charged by other advisers for the management of small capitalization portfolios, and found that the proposed contractual management fee was below the median fee charged by these advisers. The Trustees also considered the nature, quality and scope of the services provided by MFS, and concluded that the proposed management fee is reasonable in light of the comparative fee information, MFS' expenses in managing small capitalization portfolios and the nature, quality and scope of services provided by MFS to the Fund.

DESCRIPTION OF THE NEW AGREEMENT

As noted above, the Current Agreement and the New Agreement are identical except that the New Agreement provides for the payment by the Fund to MFS of a higher management fee of 0.90% per annum, rather than the current fee of 0.75% per annum (the New Agreement also has a new commencement date and termination date). Under the New Agreement, MFS provides portfolio management services for the Fund, including investment research, advice and supervision.

The Fund pays its expenses (other than those assumed by MFS or MFD), including: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian and transfer agent, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that its Distribution Agreement with MFD, the Fund's principal underwriter, required MFS to pay for prospectuses that are to be used for sales purposes.

MFS pays the compensation of the Trust's officers who are affiliated with MFS and any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary portfolio management services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting transactions in its portfolio securities.

The New Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence, MFS shall not be liable for any act or omission in the course of, or in connection with, the rendering of its services thereunder.

The New Agreement will remain in effect pursuant to its terms until October 30, 1999 (for the Current Agreement, this date is January 2, 1999), and thereafter for successive one-year periods if and so long as such continuation is specifically approved at least annually by (a) the Board of Trustees or (b) the affirmative vote of the lesser of (1) more than fifty percent (50%) of the outstanding shares of the Fund or (2) sixty-seven percent (67%) or more of the shares of the Fund present at the meeting if more than fifty percent (50%) of the outstanding shares of the Fund are represented at the meeting in person or by proxy (a "Majority Vote"), provided that in either event the continuation also is approved by a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such approval. The New Agreement is terminable, without penalty, by the Board of Trustees, by a Majority Vote of the Fund's shareholders or by MFS, in each case on not more than sixty nor less than thirty days' written notice to the other party and to the Fund. The New Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

The description of the New Agreement is qualified in its entirety by reference to the New Agreement which is attached as Appendix B to this proxy statement.

REQUIRED VOTE

Approval  of  the  New  Agreement   requires  a  Majority  Vote  of  the  Fund's
shareholders (as defined above).

The Board of Trustees unanimously recommends that the shareholders vote FOR approval of the New Agreement.


MANNER OF VOTING PROXIES

All proxies received by the management will be voted on all matters presented at the Special Meeting and at any adjournments thereof, and if not limited to the contrary, will be voted FOR Item 1.

Proxies which are returned but which are marked "abstain" will be counted as present for the purposes of a quorum. However, abstentions will not be counted as votes cast. Abstentions will have the same effect as a vote against Item 1.

The management knows of no other matters to be brought before the Special Meeting. If, however, any other matters come before the Special Meeting and any adjournments thereof, it is the management's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF CERTAIN PROPOSALS

The Trust is a Massachusetts business trust, and as such is not required to hold annual meetings of shareholders. However, meetings of shareholders may be held from time to time to consider such matters as the approval of investment advisory agreements or changes in certain investment restrictions. Proposals of shareholders which are intended to be presented at future shareholder's meetings must be received by the Trust a reasonable time prior to the Trust's solicitation of proxies relating to such future meeting.

ADDITIONAL INFORMATION

The information contained in this proxy statement relating to MFS has been furnished by MFS.

The First National Bank of Boston, Trustee for IRA R/O Ned Rigsbee, Boston, MA and the MFS Defined Contribution Plan, 500 Boylston Street, Boston, MA, owned approximately 12.59% and 74.55%, respectively, of the shares of the Fund as of October 15, 1997.

In the event that sufficient votes in favor of the proposal set forth in the Notice of Special Meeting are not received by October 30, 1997, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.
Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will by borne by MFS.

The expense of solicitations as well as the preparation, printing and mailing of the enclosed form of proxy, and this Proxy Statement, will be borne by MFS. MFS will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

                 IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY






October 20 , 1997                                        MFS New Discovery Fund

                                                                     APPENDIX A
                    SIMILAR INVESTMENT COMPANIES ADVISED BY MFS

                                                                                               Annual Rate of           Fees Waived
             Name of Fund                  Investment Objective         Net Assets              Compensation          or Reduced To

Massachusetts Investors Trust          Long-term Capital Growth     $5,017,499,275     0.30% of first $200M           No
                                                                                       0.24% of next $300M
                                                                                       0.12% in excess of $500M

Massachusetts Investors Growth         Long-term Capital Growth     $1,677,690,241     0.50% of first $200M           No
  Stock Fund                                                                           0.40% of next $300M
                                                                                       0.20% in excess of $500M

MFS Blue Chip Fund                     Capital Appreciation         $      727,489     0.65%                          0.00%

Capital Appreciation Series            Capital Appreciation         $1,290,632,877     0.75% of first $1B             No
                                                                                       0.675% of next $500M
                                                                                       0.65% in excess of $1.5B

Capital Appreciation Variable Acct.    Capital Appreciation         $   632,165,393    0.75% of first $300M           No
                                                                                       0.675% in excess of $300M

Conservative Growth Series             Long-term Capital Growth     $   926,799,243    0.55%                          No

MFS Core Growth Fund                   Capital Appreciation         $     2,757,143    0.75%                          0.00%

MFS Emerging Growth Fund               Long-term Capital Growth     $ 8,578,702,895    0.75% of first $2.5B           No
                                                                                       0.70% of next $4.5B
                                                                                       0.65% in excess of $7B

MFS Emerging Growth Series             Long-term Capital Growth     $   302,903,022    0.75%                          No

Emerging Growth Series                 Long-term Capital Growth     $   387,964,082    0.75% of first $300M           No
                                                                                       0.675% in excess of $300M

MFS Growth Opportunities Fund          Capital Growth               $   952,113,677    0.50% of first $200M           No
                                                                                       0.40% in excess of $200M

MFS Institutional Emerging Equities    Long-term Capital Growth     $   383,751,697    0.75%                          No
  Fund

MFS Institutional Mid-Cap Growth       Long-term Capital Growth     $    26,619,145    0.60%                          No
  Equity Fund

MFS Large Cap Growth Fund              Capital Growth               $   641,057,624    0.75% of first $1B             No
                                                                                       0.65% in excess of $1B

MFS Managed Sectors Fund               Capital Appreciation         $   446,064,516    0.75%                          No

Managed Sectors Series                 Capital Appreciation         $   329,900,679    0.75% of first $300M           No
                                                                                       0.675% in excess of $300M

Managed Sectors Variable Account       Capital Appreciation         $   121,447,332    0.75% of first $300M           No
                                                                                       0.675% in excess of $300M

MFS Mid Cap Growth Fund                Long-term Capital Growth     $   122,510,691    0.75%                          No

MFS Research Fund                      Long-term Capital Growth     $ 4,176,067,395    On Average Net Assets:         No
                                                                                       0.40% of first $100M
                                                                                       0.32% of next $400M
                                                                                       0.288% in excess of $500M
                                                                                                       plus
                                                                                       On Gross Income:
                                                                                       5.0% of first $2M
                                                                                       4.0% of next $8M
                                                                                       3.6% in excess of $10M

MFS Research Series                    Long-term Capital Growth     $   241,756,218    0.75%                          No

MFS Institutional Research Fund        Long-term Capital Growth     $    44,141,053    0.60%                          No

Research Series                        Long-term Capital Growth     $   563,233,099    0.75% of first $300M           No
                                                                                       0.675% in excess of $300M

MFS Science & Technology Fund          Capital Appreciation         $     2,518,751    0.75%                          0.00%

MFS Special Opportunities Fund         Capital Appreciation         $     3,939,672    0.75%                          0.00%


                                                                                               Annual Rate of          Fees Waived
             Name of Fund                  Investment Objective          Net Assets             Compensation          or Reduced To


MFS Strategic Growth Fund              Capital Appreciation         $    56,243,040    0.75%                          No

MFS Utilities Fund                     Capital Growth               $   182,081,128    0.375% of Average Net          0.50%
                                                                                       Assets; 6.25% Income

MFS Utilities Series                   Capital Growth               $    20,000,035    0.75%                          No

Utilities Series                       Capital Growth               $    92,740,341    0.75% of first $300M           No
                                                                                       0.675% in excess of $300M

MFS Union Standard Equity Fund         Long-term Capital Growth     $    65,095,081    0.65%                          No

MFS Value Fund                         Capital Appreciation         $ 1,033,403,871    0.75%                          No

MFS Value Series                       Capital Appreciation         $     5,837,260    0.75%                          No

Value Series                           Capital Appreciation         $    57,492,602    0.75% of first $300M           No
                                                                                       0.675% in excess of $300M

                                                                   APPENDIX B


                            INVESTMENT ADVISORY AGREEMENT


         INVESTMENT ADVISORY AGREEMENT, dated this 30th day of October, 1997, by and between MFS SERIES TRUST I, a Massachusetts business trust (the "Trust"), on behalf of MFS NEW DISCOVERY FUND, a series of the Trust (the "Fund"), and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the "Adviser").

                                   WITNESSETH:

         WHEREAS the Trust is engaged in business as an open-end investment company registered under the Investment Company Act of 1940; and

         WHEREAS this Investment Advisory Agreement was approved by the Trust's Board of Trustees on October 8, 1997, and by shareholders of the Fund on October 30, 1997; and

         WHEREAS the Adviser is willing to provide business services to the Fund on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

         Article 1. Duties of the Adviser. The Adviser shall provide the Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its funds. The Adviser shall act as Adviser to the Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held uninvested, subject always to the restrictions of the Trust's Amended and Restated Declaration of Trust, dated December 14, 1994, and By-Laws, each as amended from time to time (respectively, the "Declaration" and the "By-Laws"), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to the Fund's then-current Prospectus and Statement of Additional Information. The Adviser shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked. The Adviser shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to the deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for the Fund execution at the most reasonable  price  by  responsible  brokerage  firms at  reasonably  competitive commission rates. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.

The Adviser may from time to time enter into sub-investment advisory agreements with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of the Fund by any sub-adviser.

         Article 2. Allocation of Charges and Expenses. The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of the Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund. The Adviser shall arrange, if desired by the Trust, for Directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law. It is understood that the Fund will pay all of its own expenses including, without limitation, compensation of Trustees "not affiliated" with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; expenses of shareholders' meetings; and expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

         Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, the Fund shall pay to the Adviser an investment advisory fee computed and paid monthly at an annual rate equal to 0.90% of the Fund's average daily net assets for its then-current fiscal year. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation to the Adviser will be prorated.

         Article 4. Special Services.. Should the Trust have occasion to request the Adviser to perform services not herein contemplated or to request the Adviser to arrange for the services of others, the Adviser will act for the Trust on behalf of the Fund upon request to the best of its ability, with compensation for the Adviser's services to be agreed upon with respect to each such occasion as it arises.

         Article 5. Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's distributor, if any, as principals in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the Investment Company Act of 1940 and the Rules, Regulations or orders thereunder, will not take a long or short position in the shares of the Fund except as permitted by the Declaration, and will comply with all other provisions of the Declaration and the By-

Laws and the then-current Prospectus and Statement of Additional Information of the Fund relative to the Adviser and its Directors and officers.

         Article 6. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. As used in this Article 6, the term "Adviser" shall include Directors, officers and employees of the Adviser as well as that corporation itself.

         Article 7. Activities of the Adviser. The services of the Adviser to the Fund are not deemed to be exclusive, the Adviser being free to render investment advisory and/or other services to others. The Adviser may permit other fund clients to use the initials "MFS" in their names. The Fund agrees that if the Adviser shall for any reason no longer serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS." It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as Directors, officers, employees, or otherwise and that Directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

         Article 8. Duration, Termination and Amendment of this Agreement. This Agreement shall become effective on the date first above written and shall govern the relations between the parties hereto thereafter, and shall remain in force until October 30, 1999 on which date it will terminate unless its continuance after October 30, 1999 is "specifically approved at least annually"
(i) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by "vote of a majority of the outstanding voting securities" of the Fund.

         This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by "vote of a majority of the outstanding voting securities" of the Fund, or by the Adviser, in each case on not more than sixty days' nor less than thirty days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment".

         This Agreement may be amended only if such amendment is approved by "vote of a majority of the outstanding voting securities" of the Fund.

         Article 9. Scope of Trust's Obligations. A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more series of the Trust, the Adviser further acknowledges that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this Agreement are binding solely upon the assets or property of the series on whose behalf the Trust has executed this Agreement.

         Article 10. Definitions. The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested person," when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the Rules and Regulations promulgated thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

         Article 11. Record Keeping. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, and their respective seals to be hereto affixed, all as of the day and year first written above. The undersigned Trustee of the Trust has executed this Agreement not individually, but as Trustee under the Declaration.


                                      MFS SERIES TRUST I on
                                        behalf of MFS NEW
                                        DISCOVERY  FUND, one of its
                                        series



                                      By:______________________
                                          A. Keith Brodkin
                                          Chairman and Trustee



                                      MASSACHUSETTS FINANCIAL
                                        SERVICES COMPANY



                                      By:_______________________
                                          Jeffrey L. Shames
                                          President

     THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF TRUSTEES OF
                          MFS(R) NEW DISCOVERY FUND
           Proxy for the Special Meeting of Shareholders, October 30, 1997

The undersigned hereby appoints JAMES R. BORDEWICK, JR., STEPHEN E. CAVAN, W. THOMAS LONDON, ARNOLD D. SCOTT, and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of MFS NEW DISCOVERY FUND, to be held at 500 Boylston Street, Boston, Massachusetts, on Thursday, October 30, 1997 at 9:30 a.m., notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROPOSAL HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THE PROPOSAL, THIS PROXY CARD WILL BE VOTED "FOR" ITEM 1. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.



          PLEASE VOTE AND SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

  X   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

1.)   TO APPROVE A NEW INVESTMENT ADVISORY             For     Against  Abstain
      AGREEMENT BETWEEN MASSACHUSETTS
      FINANCIAL SERVICES COMPANY ("MFS") AND          ______   _______   ______
      THE FUND, PURSUANT TO WHICH THE INVESTMENT
      MANAGEMENT FEE PAID BY THE FUND TO MFS
      WOULD BE INCREASED FROM 0.75% PER ANNUM TO
      0.90% PER ANNUM.

Please be sure to sign and date this Proxy.         Date:  ___________________




Shareholder sign here_____________________   Co-owner sign here________________


Mark line at right if comments or address change
have been noted on the reverse side of this card.    _____